UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 7/28/2025
THERMON GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35159	27-2228185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7171 Southwest Parkway
Building 300,	Suite 200
Austin	TX	78735
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (512) 690-0600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	THR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

    The final voting results on each of the matters submitted to a vote of stockholders during the 2025 annual meeting of stockholders (the “Meeting”) of Thermon Group Holdings, Inc. (the “Company”) held on July 28, 2025, are shown below. At the close of business on June 6, 2025, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote 33,243,095 shares of common stock of the Company ("Shares"), each Share being entitled to one vote.

    The holders of a total of 32,183,600 Shares, representing 96.81% of the total Shares issued and outstanding and entitled to vote, were present in person or by proxy at the Meeting, constituting a quorum.

Proposal 1a - To re-elect John Clarke as director of the Company for a term to expire at the next annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,411,644	728,812	2,043,144

Proposal 1b - To re-elect Linda Dalgetty as director of the Company for a term to expire at the next annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,070,101	1,070,355	2,043,144

Proposal 1c - To re-elect Roger Fix as director of the Company for a term to expire at the next annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
28,253,079	1,887,377	2,043,144

Proposal 1d - To re-elect Marcus George as director of the Company for a term to expire at the next annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
28,286,006	1,854,450	2,043,144

Proposal 1e - To re-elect Victor Richey as director of the Company for a term to expire at the next annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
30,086,489	53,967	2,043,144
 Proposal 1f - To re-elect Angela Strzelecki as director of the Company for a term to expire at the next annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
28,987,937	1,152,519	2,043,144

Proposal 1g - To re-elect Bruce Thames as director of the Company for a term to expire at the next annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
30,086,360	54,096	2,043,144

Proposal 2 - To ratify the appointment of KPMG LLP by the audit committee of the board of directors of the Company as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2026:

Votes For	Votes Withheld	Votes Abstaining
31,245,068	937,186	1,346

Proposal 3 - To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as reported in the Company's proxy statement for the Meeting:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,655,208	2,479,919	5,329	2,043,144

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2025	THERMON GROUP HOLDINGS, INC.
	By:	/s/	Ryan Tarkington
Ryan Tarkington
SVP, General Counsel & Corporate Secretary